UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT
For the Six Months Ended
September 30, 2007

Hodges Fund

November 1, 2007

Dear Shareholder:

We are pleased to report continued good results for the Hodges Fund. The market continued to be very volatile but  fought off bad news and performed well. We had a similar summer sell off last year but in both cases we have come back strong and we feel stocks in the portfolio are market leaders. We continue to believe that a multi-cap approach gives us the flexibility to buy relevant stocks in the marketplace. We have outperformed the market, as represented by the S&P 500 Index, on a relative basis.

Average Annual Total Return
through September 30, 2007

	Hodges Fund	S&P 500
One year	25.56%	16.44%
Three year	23.35%	13.14%
Five year	29.97%	15.45%
Ten year	9.94%	6.57%
Since Inception (10/9/92)	13.55%	11.40%
Expense Ratio: 1.46%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 811-0224. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

We are frequently asked what the market is going to do next, especially during periods of volatility as we have seen the last few years. The honest answer is we don’t know, it is virtually impossible to predict what the overall market is going to do. There have been many opportunities for the market to go down: the sub-prime mortgage dilemma, higher oil prices, and the housing slowdown. But the market has shown remarkable resiliency in the face of all this negative news and risen to approach new highs. But we do not buy and sell the market. We buy stock in companies that we believe will make money for the fund. And we continue to see some good values and good buys in the current market.

Hodges Fund

We believe the fund has an advantage because of our flexible management style. We consider companies of all sizes, in all sectors, and in all investment styles. We make our purchases when companies look attractive as investments.

We spend our time looking at companies rather than the market.  Our ‘investment radar’ tracks approximately 900 companies at any one time and we own just over 100 in the portfolio. We put a lot of time and hard work into making sure we pick the right opportunities. As a result, on (09/30/07) of our top 25 holdings only two are trading lower than the purchase price.

The number one factor we look for in a company is pricing power which is the ability to maintain or increase the price charged to customers for goods and services. Companies and sectors with good pricing power tend to see profit margin expansion, and that is good for the stock. We also look for companies with limited competition and high barriers to entry. Earnings and earnings momentum are other important factors. We see continued opportunities in energy, hotels, construction, cement, steel, railroads and deep-sea drillers. Transocean, Commercial Metals, and Burlington Northern continue to be our top holdings. On the other hand, although we are invested in select companies including Cisco and Apple, we tend to avoid most technology and communications companies and other industries where the level of competition limits pricing power.

Thank you for your interest in the Fund. We take our responsibility seriously and can assure you of our very best efforts.  Feel free to contact us directly if we can address any of your specific questions or comments.

Sincerely,

Don W. Hodges	Craig D. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Don Hodges and Craig Hodges and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Hodges Fund

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Quasar Distributors, LLC, Distributor, (11/07)

Hodges Fund

SECTOR ALLOCATION At September 30, 2007 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)
As a shareholder of the Hodges Fund (the "Fund"), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution and/or service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07-9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts ("IRA"), accounts that are held directly at the Fund, will be charged a $15.00 annual maintenance fee. IRA accounts held by broker-dealers or through other means, may or may not incur an annual maintenance fee. If IRA maintenance fees are charged to accounts held elsewhere, the fees charged may be more or less than $15.00.  To the extent the Fund invests in shares of other investment companies as part of its

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)
investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/07	Value 9/30/07	4/1/07 – 9/30/07*
Actual	$1,000	$1,097	$7.08
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.81

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.35% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 95.3%
Aerospace & Defense: 2.3%
110,000	The Boeing Co.	$11,548,900
150,000	KBR, Inc.*	5,815,500
		17,364,400
Airlines: 2.9%
250,000	Continental
	Airlines, Inc.*	8,257,500
900,000	Southwest
	Airlines Co.	13,320,000
		21,577,500
Automobiles: 0.5%
35,000	Toyota Motor
	Corp. - ADR*	4,090,100
Beverages: 0.8%
100,000	The Coca-Cola Co.	5,747,000
Biotechnology: 0.2%
342,600	Genitope Corp.*	1,534,848
Business Services: 0.1%
590,000	Skins, Inc.*	814,200
Capital Markets: 4.5%
200,000	The Charles
	Schwab Corp.	4,320,000
105,000	Legg Mason, Inc.	8,850,450
740,000	Penson
	Worldwide, Inc.*	13,675,200
380,000	U.S. Global
	Investors, Inc. -
	Class A	7,227,600
		34,073,250
Chemicals: 2.8%
200,000	Potash Corp. of
	Saskatchewan, Inc.	21,140,000
Commercial Services & Supplies: 1.1%
600,000	A.T. Cross Co. -
	Class A*(1)	6,630,000
60,000	Coinstar, Inc.*	1,930,200
		8,560,200
Communications Equipment: 2.4%
555,000	Cisco
	Systems, Inc.*	18,376,050
Computers & Peripherals: 3.4%
105,000	Apple Computer,
	Inc.*	16,121,700
200,000	EMC Corp.*	4,160,000
30,000	International
	Business
	Machines Corp.	3,534,000
40,000	Synaptics, Inc.*	1,910,400
		25,726,100
Construction Materials: 3.4%
75,000	Eagle Materials, Inc.	2,680,500
200,000	Texas Industries, Inc.	15,700,000
85,000	Vulcan
	Materials Co.	7,577,750
		25,958,250
Electrical Equipment: 1.1%
100,000	Azz, Inc.*	3,496,000
200,000	Encore Wire Corp.	5,026,000
		8,522,000
Electronic Equipment &
Instruments: 1.7%
43,000	Garmin Ltd.	5,134,200
110,000	LoJack Corp.*	2,085,600
566,000	Napco Security
	Systems, Inc.*	3,152,620
396,100	Wireless Ronin
	Technologies, Inc.*	2,673,675
		13,046,095
Energy Equipment & Services: 12.5%
130,000	Atwood
	Oceanics, Inc.*	9,952,800
85,000	Bolt Technology
	Corp.*	2,776,100
60,000	Diamond Offshore
	Drilling, Inc.	6,797,400
90,000	ENSCO
	International, Inc.	5,049,000
120,000	GlobalSantaFe Corp.	9,122,400

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 95.3% (Continued)
Energy Equipment & Services: 12.5% (Continued)
255,000	Halliburton Co.	$9,792,000
125,000	Helmerich &
	Payne, Inc.	4,103,750
80,000	Noble Corp.	3,924,000
170,000	Schlumberger Ltd.	17,850,000
220,000	Transocean, Inc.*	24,871,000
		94,238,450
Food & Staples Retailing: 3.0%
140,000	Costco Wholesale
	Corp.	8,591,800
295,000	PriceSmart, Inc.	6,962,000
155,000	Wal-Mart
	Stores, Inc.	6,765,750
		22,319,550
Food Products: 2.1%
550,830	Rocky Mountain
	Chocolate Factory,
	Inc.(1)(2)	9,479,785
101,875	Wm. Wrigley Jr. Co.	6,543,431
		16,023,216
Healthcare Services: 0.3%
100,000	NightHawk Radiology
	Holdings, Inc.*	2,451,000
Hotels, Restaurants & Leisure: 6.1%
160,000	CBRL Group, Inc.	6,528,000
110,000	Gaylord
	Entertainment Co.*	5,854,200
1,000,000	Luby’s, Inc.*	11,020,000
200,000	Marriott International,
	Inc. - Class A	8,694,000
175,000	McDonald’s Corp.	9,532,250
165,000	Starbucks Corp.*	4,323,000
		45,951,450
Household Durables: 0.4%
100,000	Universal
	Electronics, Inc.*	3,250,000
Household Products: 1.4%
150,000	Procter &
	Gamble Co.	10,551,000
Industrial Conglomerates: 1.3%
235,000	General
	Electric Co.	9,729,000
Insurance: 0.3%
172,000	Hallmark Financial
	Services, Inc.*	2,416,600
Internet & Catalog Retail: 0.6%
120,000	eBay, Inc.*	4,682,400
Internet Software & Services: 1.4%
12,000	Baidu.com,
	Inc. - ADR*	3,475,800
180,000	LoopNet, Inc.*	3,697,200
100,000	VeriSign, Inc.*	3,374,000
		10,547,000
Machinery: 5.9%
170,000	Caterpillar, Inc.	13,333,100
164,700	Hurco Cos., Inc.*	8,903,682
165,000	L.B. Foster Co.*	7,170,900
397,500	Trinity
	Industries, Inc.	14,922,150
		44,329,832
Marine: 1.2%
100,000	DryShips, Inc.	9,085,000
Media: 2.1%
350,000	Belo Corp. - Class A	6,076,000
675,000	XM Satellite Radio
	Holdings, Inc. -
	Class A*	9,564,750
		15,640,750
Medical Devices: 0.2%
6,000	Intuitive
	Surgical, Inc.*	1,380,000
Metals & Mining: 3.7%
651,000	Commercial
	Metals Co.	20,604,150

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 95.3% (Continued)
Metals & Mining: 3.7% (Continued)
200,100	Northwest Pipe Co.*	$7,567,782
		28,171,932
Multi-Utilities: 0.4%
150,000	Xcel Energy, Inc.	3,231,000
Oil, Gas & Consumable Fuels: 7.0%
25,000	Aegean
	Marine Petroleum
	Network, Inc.	906,500
210,000	Chesapeake
	Energy Corp.	7,404,600
170,000	ConocoPhillips	14,920,900
190,000	Devon Energy Corp.	15,808,000
170,000	EXCO
	Resources, Inc.*	2,811,800
120,000	Exxon Mobil Corp.	11,107,200
		52,959,000
Personal Products: 0.1%
400,900	Female Health Co.*(1)	942,115
Pharmaceuticals: 1.3%
100,000	Johnson & Johnson	6,570,000
250,000	Nastech
	Pharmaceutical
	Co., Inc.*	3,327,500
		9,897,500
Printed Circuit Boards: 0.3%
219,000	Interphase Corp.*	2,395,860
Real Estate Investment Trusts: 0.9%
500,000	Thornburg
	Mortgage, Inc.	6,425,000
Road & Rail: 7.1%
245,000	Burlington Northern
	Santa Fe Corp.	19,886,650
170,000	Canadian National
	Railway Co.	9,690,000
185,000	Norfolk Southern
	Corp.	9,603,350
128,000	Union Pacific Corp.	14,471,680
		53,651,680
Semiconductor & Semiconductor
Equipment: 1.9%
150,000	Cree, Inc.*	4,665,000
30,000	MEMC Electronic
	Materials, Inc.*	1,765,800
225,000	Texas
	Instruments, Inc.	8,232,750
		14,663,550
Specialty Retail: 0.8%
175,000	The Home
	Depot, Inc.	5,677,000
Software: 1.8%
39,700	Intrusion, Inc.*	14,689
200,000	Microsoft Corp.	5,892,000
60,000	NAVTEQ Corp.*	4,678,200
40,000	VMware, Inc.*	3,400,000
		13,984,889
Specialty Retail: 2.1%
200,000	Jos A. Bank
	Clothiers, Inc.*	6,684,000
180,000	Tiffany & Co.	9,423,000
		16,107,000
Textiles, Apparel &
Luxury Goods: 1.8%
190,000	Crocs, Inc.*	12,777,500
15,000	Oxford
	Industries, Inc.	541,800
		13,319,300
Wood Household Furniture,
Upholstered: 0.1%
50,000	U.S. Home
	Systems, Inc.*	357,500
TOTAL COMMON STOCKS
(Cost $581,505,542)		720,908,567

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
PARTNERSHIPS & TRUSTS: 2.4%
125,000	Mesabi Trust	$2,550,000
290,000	Texas Pacific
	Land Trust	15,341,000
		17,891,000
TOTAL PARTNERSHIPS & TRUSTS
(Cost $10,137,477)		17,891,000

Contracts
CALL OPTIONS PURCHASED: 0.8%
500	American International
	Group, Inc.
	Expiration:
	January 2008,
	Exercise Price: $60.00	470,000
1,000	AMR Corp.
	Expiration:
	January 2008,
	Exercise Price: $20.00	390,000
2,000	AMR Corp.
	Expiration:
	January 2009,
	Exercise Price: $20.00	1,310,000
500	Dell, Inc.
	Expiration:
	January 2008,
	Exercise Price: $22.50	287,500
500	Dell, Inc.
	Expiration:
	January 2009,
	Exercise Price: $22.50	385,000
250	International Business
	Machines Corp.
	Expiration:
	January 2008,
	Exercise Price: $90.00	730,000
500	International Business
	Machines Corp.
	Expiration:
	January 2009,
	Exercise Price: $90.00	1,680,000
500	PACCAR, Inc.
	Expiration:
	February 2008,
	Exercise Price: $80.00	517,500
TOTAL CALL OPTIONS PURCHASED
(Cost $7,250,495)		5,770,000

Shares
SHORT-TERM INVESTMENT: 1.3%
9,832,573	Federated Cash
	Trust - Treasury
	Cash Series II	9,832,573
TOTAL SHORT-TERM INVESTMENT
(Cost $9,832,573)		9,832,573
TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $608,726,087)		754,402,140
Other Assets in Excess
of Liabilities: 0.2%		2,012,934
TOTAL NET
ASSETS: 100.0%		$756,415,074

*	Non-income producing security.
ADR – American Depository Receipt.
(1)	Security is considered illiquid. As of September 30, 2007, the value of these investments was $17,051,900 or 2.3% of total net assets. See Note 2H.
(2)	Affiliated company as defined by the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities of
unaffiliated issuers, (cost $602,017,626)	$744,922,355
Investments in securities of
affiliated issuers, (cost $6,708,461) (Note 6)	9,479,785
Total investments, at value
(cost $608,726,087) (Note 2)	754,402,140
Cash	19,163
Receivables:
Investment securities sold	3,443,137
Fund shares sold	3,406,875
Dividends and interest	397,967
Prepaid expenses	39,157
Total assets	761,708,439
LIABILITIES
Payables:
Investment securities purchased	3,465,202
Fund shares redeemed	663,497
Investment advisory fees	504,039
Administration fees	38,754
Custody fees	12,138
Distribution fees	440,799
Fund accounting fees	11,932
Transfer agent fees	128,864
Chief compliance officer fees	941
Other accrued expenses	27,199
Total liabilities	5,293,365
NET ASSETS	$756,415,074
Net asset value, offering price and redemption price per share
($756,415,074/25,563,929 shares outstanding; unlimited
number of shares authorized without par value)	$29.59
COMPONENTS OF NET ASSETS
Paid-in capital	594,986,776
Accumulated net investment loss	(878,630)
Accumulated net realized gain on investments and options	16,630,875
Net unrealized appreciation on investments	145,676,053
Net assets	$756,415,074

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $13,174 foreign withholding tax)	$3,177,901
Dividends from affiliated investments	104,789
Interest	139,087
Total investment income	3,421,777

EXPENSES (Note 3)
Investment advisory fees	2,947,956
Distribution fees	867,046
Transfer agent fees	414,524
Administration fees	228,469
Custody fees	60,828
Fund accounting fees	52,188
Registration fees	51,938
Reports to shareholders	29,632
Trustee fees	13,296
Audit fees	10,968
Miscellaneous expenses	4,446
Interest expense (Note 7)	2,154
Legal fees	6,342
Insurance expense	5,094
Chief compliance officer fees	2,774
Total expenses	4,697,655
Net investment loss	(1,275,878)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	225,687
Change in net unrealized appreciation on investments	61,425,852
Net realized and unrealized gain
on investments and options	61,651,539
Net increase in net assets
resulting from operations	$60,375,661

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	September 30, 2007	Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,275,878)	$(1,098,153)
Net realized gain on
unaffiliated investments	225,687	30,270,132
Net realized loss on
affiliated investments	—	(45,805)
Net realized loss on options written	—	(239,511)
Change in net unrealized appreciation
on investments and options	61,425,852	15,579,798
Net increase in net assets
resulting from operations	60,375,661	44,466,461
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(20,478,714)
Total distributions to shareholders	—	(20,478,714)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a) (b)	79,093,971	107,264,440
Total increase in net assets	139,469,632	131,252,187
NET ASSETS
Beginning of period	616,945,442	485,693,255
End of period	$756,415,074	$616,945,442
Undistributed (accumulated)
net investment income (loss)	$(878,630)	$397,248

(a) Summary of capital share transactions is as follows:

	Six Months Ended		Year
	September 30, 2007		Ended
	(Unaudited)		March 31, 2007
	Shares	Value	Shares	Value
Shares sold	5,408,883	$156,167,838	13,617,072	$346,873,000
Shares issued
in reinvestment
of distributions	—	—	769,216	19,815,004
Shares redeemed (b)	(2,720,478)	(77,073,867)	(10,455,748)	(259,423,564)
Net increase	2,688,405	$79,093,971	3,930,540	$107,264,440

(b)	Net of redemption fees of $76,571 and $326,742, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,		Year Ended March 31,
	2007#		2007	2006	2005	2004		2003
Net asset value,
beginning of period	$26.97		$25.64	$20.30	$17.52	$8.53		$12.43

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.05)	(0.04)	(0.12)	(0.16)		(0.17)
Net realized and
unrealized gain (loss)
on investments	2.67		2.39	6.28	3.01	9.15		(3.73)
Total from
investment operations	2.62		2.34	6.24	2.89	8.99		(3.90)

LESS DISTRIBUTIONS:
From net realized gain	—		(1.02)	(0.90)	(0.11)	—		—
Paid-in capital from
redemption fees
(Note 2)	0.00		0.01	0.00 *	0.00 *	0.00	*	—
Net asset value,
end of period	$29.59		$26.97	$25.64	$20.30	$17.52		$8.53
Total return	9.71%	^	9.36%	31.42%	16.52%	105.39%		(31.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period (millions)	$756.4		$616.9	$485.7	$97.9	$48.0		$15.2
Ratio of expenses
to average net assets	1.35%	+	1.42%	1.47%	1.68%	1.75%		1.96%
Ratio of net investment loss
to average net assets	(0.37)%	+	(0.20)%	(0.39)%	(0.94)%	(1.43)%		(1.62)%
Portfolio turnover rate	24%	^	62%	51%	46%	93%		104%

#	Unaudited
*	Amount is less than $0.01.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

Hodges Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.  The Fund commenced operations on October 9, 1992.

The investment objective of the Fund is long-term capital appreciation.  The Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger well-established companies to smaller, emerging growth companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market¨ ("NASDAQ"),  and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP").  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2007, the Fund did not hold fair valued securities.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

Short term securities that have maturities of less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.  An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

B.
Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first in, first out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Funds shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s board of directors as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At September 30, 2007, the Fund had investments in illiquid securities with a total value of $17,051,900 or 2.3% of total net assets.

	Shares	Dates Acquired	Cost Basis
A.T. Cross Co. – Class A	600,000	11/06 – 8/07	$5,246,551
Female Health Co.	400,900	5/02 – 12/05	$ 766,135
Rocky Mountain
Chocolate Factory, Inc.	550,830	3/04 – 05/07	$6,708,461

I.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

J.
New Accounting Pronouncements. Effective September 28, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Massachusetts.  As of September 28, 2007, open Federal and

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

Massachusetts tax years include the tax years ended March 31, 2004 through 2007. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement").  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2007, the Fund incurred $2,947,956 in advisory fees.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates:

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended September 30, 2007, the Fund incurred $228,469 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2007, the Fund was allocated $2,774 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the "Custodian") to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Adviser, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended September 30, 2007, the Fund incurred $867,046 in distribution fees.

For the six months ended September 30, 2007, First Dallas Securities, an affiliate of the advisor, received $333,578 in brokerage commissions with respect to the Fund’s portfolio transactions.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the six months ended September 30, 2007, were $229,304,200 and $156,179,557, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2007.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at September 30, 2007 was as follows:

Cost of investments	$610,083,125
Gross tax unrealized appreciation	159,372,123
Gross tax unrealized depreciation	(15,053,108)
Net tax unrealized appreciation	$144,319,015

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2007 and the fiscal year ended March 31, 2007 for the Fund was as follows:

	September 30, 2007	March 31, 2007
Distributions paid from:
Long-term capital gain	$—	$19,409,277
Ordinary income	—	1,069,437

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$82,893,163
Undistributed ordinary income	12,288,806
Undistributed long-term capital gain	5,875,091
Total distributable earnings	$18,163,897
Other accumulated gains/(losses)	(4,423)
Total accumulated earnings	$101,052,637

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income, and grantor trust distributions.

Hodges Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  As of September 30, 2007, the market value of all securities of affiliated companies held in the Fund amounted to $9,479,785, representing 1.3% of net assets.  For the six months ended September 30, 2007, the Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance			Value
	March			September			September
	31,			30,	Realized	Dividend	30,	Acquisition
	2007	Purchases	Sales	2007	Loss	Income	2007	Cost
Rocky
Mountain
Chocolate
Factory, Inc.	463,600	87,230	—	550,830	$ —	$104,789	$9,479,785	$6,708,461

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for the purpose of purchasing portfolio securities.  For the six months ended September 30, 2007, the average interest rate on the outstanding principal amount was 8.25%.  Advances are not collateralized by a first lien against the Fund’s assets.  During the six months ended September 30, 2007, the Fund’s outstanding average daily balance was $156,738.  The maximum amount outstanding for the current lending agreement during the period was $8,371,000.  Interest expense amounted to $2,154 for the Fund for the six months ended September 30, 2007.  At September 30, 2007, the Fund had a loan payable balance of $0.

Hodges Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Fund’s website at www.hodgesfund.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.hodgesfund.com within ten business days after calendar quarter end along with its weekly Top 25 Holdings.

Hodges Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Hodges Capital Management, Inc. (the "Advisor") for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Hodges Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group and was ranked in the first quartile for all relevant time periods.  The Board also noted that the Fund outperformed all of its peer funds for the year-to-date, three-year, five-year and ten-year time periods.  The Board concluded that the Advisor’s performance was satisfactory under current market conditions.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that, while the Fund’s advisory fee and total expense ratio was above its peer group median, the advisory fee and expense structure was generally in line with the fees charged by the Advisor to its other investment management accounts at certain asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were not identical, and was not excessive.  The Board also noted that while the Fund’s total expense ratio is above its peer group median, the expense ratio appeared to be generally in line with the expenses of the peer group.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Fund’s expense ratio has come down significantly as the Fund’s assets have grown.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for

Hodges Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

"soft dollars" and the 12b-1 fees paid to the Advisor’s affiliate.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, TX  75201
(888) 998-3993

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(866) 811-0224

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA  94105-3441

Hodges Fund
Symbol – HDPMX
CUSIP – 742935109

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 7, 2007

* Print the name and title of each signing officer under his or her signature.